EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neil Reithinger, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the quarterly report on Form 10-Q of Intellisense Solutions Inc. for the period ended December 31, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Intellisense Solutions Inc.

Date: February 10, 2017	By:	/s/ Neil Reithinger
Neil Reithinger
President & Chief Executive Officer (Principal Executive Officer)